Exhibit 10.13
THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THIS SUBSCRIPTION AND THE BYLAWS OF THE COMPANY.
THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OR THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
SUBSCRIPTION AGREEMENT
                     ___,
Primo Water Corporation
101 N. Cherry Street, Suite 700
Winston-Salem, N.C. 27101
Gentlemen:
     1. Subscription.
          a. The undersigned,                                          (“Subscriber”), hereby subscribes for and agrees to purchase                                          (                    ) shares of the Series B Non-voting Non-convertible Preferred Stock (the “Shares”) of Primo Water Corporation, a Delaware corporation (the “Company”), at the price of One Dollar ($1.00) per share, in cash or equivalent, for an aggregate purchase price of                                          ($                    ) (the “Subscription Commitment”), which amount will be tendered in accordance with the terms and conditions of Section 1(b) hereof in the form of a certified check(s) made payable to the Company or wire transfer(s) of funds to the Company’s account in accordance with the wire instructions set forth on Exhibit A attached hereto. Subscriber understands and agrees that the number of Shares it may purchase is limited by Subscriber’s pro rata portion of all Series B Non-voting Non-convertible Preferred Stock being sold by the Company contemporaneously herewith. Subscriber’s pro rata portion is based on Subscriber’s percentage ownership of the Company’s capital stock as of the Offering Record Date (as defined in that certain Investment Summary, dated                     ,                     , and delivered to Subscriber) (the “Investment Summary”). The number of Shares Subscriber may subscribe for hereunder is set forth in Exhibit E of the Investment Summary.

          b. The Company currently anticipates consummating the offering of the Shares in four tranches (each, a “Tranche”) on or about following dates: (i). April 28, 2006, (ii) June 30, 2006, (iii) September 29, 2006, and (iv) December 29, 2006. Payment for the initial Tranche shall be an amount equal to twenty-five percent (25%) of Subscriber’s Subscription Commitment (the “Initial Payment”). Thereafter, the Company may at any time, in its sole discretion, call the balance of Subscriber’s outstanding Subscription Commitment, or any portion thereof, which amount(s) (each, a “Subsequent Payment”) will be due and payable within twenty (20) days of demand therefor by the Company (each such twenty (20) day period, a “Call Period”). Notwithstanding the anticipated consummation dates for the Tranches, the Company, at its sole discretion, reserves the right to demand payment of the entire Subscription Commitment, or any portion thereof, on different dates than those listed herein, and from different subscribers at different times. Nothing contained herein shall be construed as providing Subscriber with a right to make any payment of its Subscription Commitment prior to a demand therefor by the Company; provided, however, that if payment of any portion of the Subscription Commitment has not been demanded by the Company by December 31, 2007, Subscriber may pay such remaining portion within ten (10) days of such date.
          c. If Subscriber fails to make any Subsequent Payment within the applicable Call Period, the Company may, in its sole discretion, (i) immediately terminate this Agreement, without further notice thereof and, thereafter, offer the unissued balance of the Shares hereunder to any person or entity designated by the Company, including, without limitation, any existing stockholder, and (ii) pursue any other remedies available to it at law or in equity.
          d. The Subscriber will submit to the Company two signed copies of this Subscription Agreement (this “Agreement”), along with the Initial Payment, on or before April 28, 2006.
     2. Acceptance by Company. Subscriber hereby acknowledges and agrees that (a) the Company, in its discretion, may accept or reject all or part of this Agreement; (b) this Agreement shall not be deemed to have been accepted by the Company until the Company indicates its acceptance by returning to Subscriber an executed copy of this Agreement, and (c) acceptance by the Company of this Agreement is conditioned upon the information and representations of Subscriber hereunder being complete, true and correct as of the date of this Agreement and as of the date of closing of sale of the Shares to Subscriber.
     3. Issuance of Shares. Upon (a) the Company’s receipt of two signed copies of this Agreement from Subscriber; (b) the Company’s acceptance of this Agreement evidenced by the Company’s execution and delivery to Subscriber of one executed copy of this Agreement, and (c) the Company’s receipt of the Initial Payment or the applicable Subsequent Payment within the Call Period, as the case may be, the Company will issue in the name of Subscriber within a reasonable period of time after satisfaction of the foregoing, a certificate evidencing that number of Shares as is equal to the aggregate amount of the Shares set forth in Section 1 hereof divided by the amount of the Subscription Payment at such time being paid by Subscriber. The Company will deliver to Subscriber such certificate.

     4. Issuance of Warrant. Upon the satisfaction of the conditions listed in Sections 3(a) and (b) hereof, the Company’s receipt of the Initial Payment, and subject to the terms and conditions of that certain Company common stock purchase warrant, dated as of the date hereof, executed by the Company in favor of Subscriber (the “Warrant Agreement”), the Company will issue to Subscriber a warrant exercisable to purchase that amount of shares of the Company’s Common Stock as is equal to the product of the Subscription Commitment multiplied by 0.267, rounded down to the nearest whole Share (the “Warrant”).
     5. Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to Company, and covenants with Company, as follows:
     a. If Subscriber is an individual, Subscriber is a citizen of                      and an individual resident of                     , and Subscriber is not a resident of any other state. If Subscriber is an entity, Subscriber’s state of formation or incorporation is                      and Subscriber’s principal place of business is located in                     .
     b. Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D enacted under the Securities Act of 1933, as amended (the “Securities Act”) by reason of the following:                                          (Indicate the appropriate number from Exhibit B attached hereto).
     c. Subscriber is acquiring the Shares, the Warrant and the shares issued upon exercise of the Warrant, or any part thereof (collectively, the “Securities”) for Subscriber’s own account for investment and not with a view to or in connection with any distribution or resale thereof. Subscriber does not have any contract, understanding, agreement or arrangement with any person or entity to sell or transfer the Securities.
     d. Subscriber understands that (i) the Securities have not been registered under the Securities Act, or the securities laws of any jurisdiction, and (ii) the economic risk of Subscriber’s investment in the Securities must be borne for an indefinite period of time because the Securities may not be sold or otherwise transferred unless subsequently registered under the Securities Act and applicable state securities laws, or an exemption from such registration is available. Subscriber acknowledges and agrees that the Company will be under no obligation to register the Securities or take any other action necessary in order to make compliance with an exemption from registration available. Subscriber further acknowledges and agrees that the Company may require as a condition to its registration of any transfer of the Securities an opinion of counsel reasonably satisfactory to Company to the effect that such transfer will not violate the registration requirements of applicable securities laws.
     e. Subscriber has been informed that the Securities will not be able to be sold pursuant to Rule 144 promulgated under the Securities Act unless all conditions of the Rule are met. Subscriber understands that the Company is not currently required to file periodic reports with the SEC and does not comply with the “Current Public Information” requirements of Rule 144, and further understands that the Company will not be required to comply with these requirements after the issuance of the Securities. Subscriber further understands that the Company is not currently contemplating complying with the Current Public Information requirements and consequently Subscriber may not be able to make any offer or sale of the Securities without registration under the Securities Act except upon compliance with some other exemption from registration.
     f. In addition to restrictions under federal and state securities laws, Subscriber understands that the Securities will be subject to a right of first refusal in favor of the Company pursuant to the Bylaws of the Company.
     g. Subscriber (i) has such knowledge and experience with respect to the financial, tax and business aspects of ownership of the Securities and of the business contemplated by the Company that Subscriber is capable of evaluating the merits and risks of investment in the Company and making an informed investment decision with respect thereto, and (ii) can bear the economic risk of an investment in the Shares including the complete loss thereof. Subscriber understands that no public market now exists for the Securities and that there is no assurance that there will ever exist a public market for the Securities.
     h. The proposed investment is suitable for Subscriber based upon Subscriber’s financial situation. Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to Subscriber’s net worth, and Subscriber’s investment in the Company will not cause such overall commitment to become excessive. Subscriber understands that investment in the Company may lead to a total loss of invested funds, or to illiquidity of invested funds for an extended period of time. Subscriber has adequate means of providing for possible personal contingencies and needs, has no need for liquidity in the proposed investment and can afford the loss of Subscriber’s entire investment.
     i. Subscriber recognizes that investing in the Company is speculative and involves a high degree of risk, and Subscriber has taken full cognizance of and understands the risks related to the purchase of the Securities. Subscriber acknowledges the Company has made available to Subscriber all records, documents, books of account and other materials requested by Subscriber which the Company has in its possession or which are readily obtainable. Subscriber has had during the course of the transaction and prior to the execution of this subscription, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the sale of the Securities and the Company’s business, management and financial affairs, and to obtain additional information necessary to verify the accuracy of any information furnished to Subscriber. There is no information Subscriber has requested that has not been provided to Subscriber. Subscriber understands that Subscriber may request additional information at any time prior to the acceptance of this subscription by the Company.
     j. Subscriber recognizes and understands that the Investment Summary and the business plan of the Company included therein (the “Business Plan”), contain forward-looking statements about the Company’s performance and that there are numerous factors which could cause actual results to differ materially from those indicated by the forward-looking statements. Subscriber understands and accepts that forward-looking statements are beyond the ability of the Company to control and, in many cases, the Company cannot predict all factors that would cause actual results to differ materially from those indicated by the forward-looking statements. In addition, Subscriber understands that the Investment Summary and Business Plan reflect management’s plan for the business of the Company. There is no representation that the Business Plan or other forward-looking statements in the Investment Summary will be achieved.
     k. Subscriber agrees to indemnify, defend and hold harmless the Company, and each other person, if any, subject to liability because of such person’s connection with the Company, against all claims, losses, damages, judgments and liabilities (or actions in respect thereof), including, without limitation, attorneys’ fees and expenses, resulting from any breach by Subscriber of, or any misrepresentation by Subscriber in, this subscription and to reimburse the Company and each such other person for any legal and other expenses incurred by the Company and each such other person in connection with investigating and defending any such claim, loss, damage, judgment, liability or action.
     6. Legends. The Company may at any time place legends referencing the transfer restrictions set forth in the Bylaws of the Company and applicable federal or state securities law restrictions on all certificates representing Shares. Subscriber shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares in the possession of Subscriber in order to effectuate the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, legends in substantially the following form:
a. THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS COVERING SUCH SECURITIES, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND LAWS.
b. THE SHARES REPRESENTED BY THIS CERTIFICATE, AND THE TRANSFER THEREOF, ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER PROVISIONS OF THE BYLAWS OF THE

CORPORATION, A COPY OF WHICH IS ON FILE IN, AND MAY BE EXAMINED AT, THE PRINCIPAL OFFICE OF THE CORPORATION.
     7. Initial Public Offering.
          a. Subscriber hereby agrees that during the “Lock-Up Period” (as hereinafter defined) following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and any underwriter, sell, pledge, transfer, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any shares of capital stock of the Company held by Subscriber at any time during such period except shares included in such registration; provided, however, that such agreement shall be applicable only to the first such registration statement of the Company which covers its Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering. Market stand-off agreements for subsequent registration statements, if any, shall be as agreed to by the Company, the underwriters and any other party thereto.
          b. For purposes of this Section 7, the “Lock-Up Period” shall be the period applicable to all officers and directors of Company who enter into similar agreements but in any event shall be not less than ninety (90) days from the effective date of the registration statement.
     8. Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been delivered on the date mailed, postage prepaid, by certified mail, return receipt requested, or on the date personally delivered, (a) if to Subscriber, to the address set forth below for Subscriber, and (b) if to the Company, to the address set forth above for the Company.
     9. Miscellaneous. This Agreement and the Warrant Agreement, dated as of the date hereof, executed by the Company in favor of Subscriber (a) supersede any and all other understandings and agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof and constitute the only agreement between the parties with respect to said subject matter, (b) shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina, excluding the conflict of laws provisions thereof, and (c) shall be binding upon and inure to the benefit of the parties, their successors and assigns; provided, however, that Subscriber may not transfer or assign this subscription or any interest herein or rights or obligations hereunder without the prior written consent of the Company. Any such transfer or assignment by Subscriber without the prior written consent of the Company shall be void and of no force or effect. No change or modification of this Agreement shall be valid or binding upon the parties hereto unless such change or modification shall be in writing and shall be signed by the parties hereto. Subscriber agrees that all of the representations, warranties and covenants of Subscriber set forth in this subscription shall survive the purchase of the Shares. If for any reason any provision of this subscription is determined to be invalid, such invalidity shall not impair the operation of or affect those portions of this subscription which are valid. This Agreement may be executed in multiple counterparts, each of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, Subscriber has executed this subscription this                      day of                                         ,                     .

Number of Shares:

Total Payment Enclosed: $

(Name of Subscriber)

(Signature)

Social Security or Tax ID Number	(Title, if Subscriber is an entity)

(Address)

(Telephone)

(Facsimile)

(Email address)
ACCEPTANCE
     The foregoing subscription is accepted on this the                      day of                                          ,                      .

PRIMO WATER CORPORATION
By:
Its: